UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2017

MONGODB, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38240	26-1463205
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

229 W. 43rd Street, 5th Floor New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

646-727-4092

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03              Amendments to Articles of Incorporation or Bylaws

Amendment and Restatement of Certificate of Incorporation

On October 23, 2017, MongoDB, Inc. (the “Registrant”) filed an Amended and Restated Certificate of Incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the closing of its initial public offering of shares of its Class A common stock. The Registrant’s Board of Directors and stockholders previously approved the Restated Certificate to be effective immediately prior to the closing of the Registrant’s initial public offering.  The Restated Certificate is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Amendment and Restatement of Bylaws

Effective as of October 23, 2017, the Registrant adopted Amended and Restated Bylaws (the “Restated Bylaws”) in connection with the closing of the Registrant’s initial public offering.  The Registrant’s Board of Directors and stockholders previously approved the Restated Bylaws to be effective immediately prior to the closing of the Registrant’s initial public offering. The Restated Bylaws are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Please see the description of the Restated Certificate and the Restated Bylaws in the section titled “Description of Capital Stock” in the final prospectus the Registrant filed with the U.S. Securities and Exchange Commission on October 19, 2017 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to the Registration Statement on Form S-1, as amended (File No. 333-220557).

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of MongoDB, Inc.

3.2(1)	Amended and Restated Bylaws of MongoDB, Inc.

(1)                                     Previously filed as Exhibit 3.4 to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-220557), filed with the U.S. Securities and Exchange Commission on September 21, 2017, and incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MongoDB, Inc.

Dated: October 25, 2017	By:	/s/ Dev Ittycheria
Dev Ittycheria
President and Chief Executive Officer

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